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                                                                    Exhibit (24)


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, SUNDSTRAND CORPORATION, a Delaware corporation, does hereby nominate, constitute and appoint ROBERT H. JENKINS and PAUL DONOVAN, and either or both of them, as its true and lawful attorneys-in-fact, in its name and on its behalf to file with the Securities and Exchange Commission the Annual Report on Form 10-K of said Corporation for the year ended December 31, 1995, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     That each of the undersigned directors and officers of said Corporation does hereby nominate, constitute and appoint ROBERT H. JENKINS and PAUL DONOVAN, and either or both of them, as his true and lawful attorneys-in-fact, in his name and in the capacity indicated below, to execute the aforesaid Form 10-K.

     And the undersigned do hereby authorize and direct the said attorneys-in-fact, and either or both of them, to execute and deliver such other documents to the Securities and Exchange Commission and to take all such other action as they or either of them may consider necessary or advisable to the end that said Form 10-K shall comply with the Securities Exchange Act of 1934 and the applicable rules, rulings and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 20th day of February, 1996.

                                      SUNDSTRAND CORPORATION



                                 By:  /s/ Robert H. Jenkins
                                      -----------------------------
                                      Robert H. Jenkins
                                      President and Chief
                                      Executive Officer


(CORPORATE SEAL)

ATTEST:



/s/ Richard M. Schilling
------------------------
Richard M. Schilling
Secretary

SIGNATURE                         TITLE
---------                         -----

/s/ Robert H. Jenkins
------------------------          President and Chief Executive
Robert H. Jenkins                 Officer and Director


/s/ Paul Donovan
------------------------          Executive Vice President and
Paul Donovan                      Chief Financial Officer


/s/ DeWayne J. Fellows            Vice President and Controller
------------------------
DeWayne J. Fellows




/s/ Don R. O'Hare                 Chairman of the Board
------------------------
Don R. O'Hare



                                  Director
------------------------
J. P. Bolduc




/s/ Gerald Grinstein              Director
------------------------
Gerald Grinstein




/s/ Charles Marshall              Director
------------------------
Charles Marshall




/s/ Klaus H. Murmann             Director
------------------------
Klaus H. Murmann

SIGNATURE                        TITLE
---------                        ----------

/s/ Donald E. Nordlund           Director
----------------------
Donald E. Nordlund




/s/ Thomas G. Pownall            Director
----------------------
Thomas G. Pownall




/s/ John A. Puelicher            Director
----------------------
John A. Puelicher




/s/ Ward Smith                   Director
----------------------
Ward Smith




/s/ Robert J. Smuland            Director
----------------------
Robert J. Smuland




/s/ Berger G. Wallin             Director
----------------------
Berger G. Wallin